UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2018

YETI HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38713	45-5297111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Southwest Parkway, Austin, Texas	78735
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 394-9384

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 25, 2018, in connection with the initial public offering (the “IPO”) of the common stock of YETI Holdings, Inc., a Delaware corporation (the “Company”), the Company’s Amended and Restated Certificate of Incorporation, attached hereto as Exhibit 3.1 (the “Charter”), became effective. The Charter is in the same form as the “form of” amended and restated certificate of incorporation filed as an exhibit to the Company’s Registration Statement on Form S-1, as amended (Registration No. 333-227578), filed in connection with the IPO (the “Registration Statement”).

On October 25, 2018, also in connection with the IPO, the Company’s Amended and Restated Bylaws, attached hereto as Exhibit 3.2 (the “Bylaws”), became effective. The Bylaws are in the same form as the “form of” amended and restated bylaws filed as an exhibit to the Registration Statement.

The foregoing description of the Charter and the Bylaws is qualified in its entirety by reference to the Charter attached hereto as Exhibit 3.1 and the Bylaws attached hereto as Exhibit 3.2, each of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

3.1	Amended and Restated Certificate of Incorporation of YETI Holdings, Inc.

3.2	Amended and Restated Bylaws of YETI Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YETI HOLDINGS, INC .

October 26, 20l8	By:	/s/ Bryan C. Barksdale
		Name:	Bryan C. Barksdale
		Title:	Senior Vice President, General Counsel and Secretary